PROSPECTUS

May 1, 2006

Managers High Yield Fund

•	Class A

(ManagersChoice® Program Only)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Class A shares of the Managers High Yield Fund (the “Fund”), a series of Managers Trust II (the “Trust”) and part of the Managers Family of Funds. This Prospectus is only for use with anyone interested in investing in Class A shares of the Fund through the ManagersChoice® Program. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goal, Principal Strategies and Principal Risk Factors of the Fund

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.

Goal	Principal Strategies	Principal Risk Factors
High level of current income, with a secondary objective of capital appreciation

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment grade bonds (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s)

May invest in a variety of other debt and equity securities and cash equivalents

Credit Risk HighYield Risk Interest Rate Risk Liquidity Risk Management Risk Market Risk Prepayment Risk Restricted Securities Risk

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

Credit Risk

The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is remote, changes in the perception of an institution’s financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Securities rated below investment grade are especially susceptible to this risk.

High Yield Risk

Because the Fund invests in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”, it may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

Interest Rate Risk

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor investment selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund’s investment strategy depends significantly on the skill of the Fund’s Subadvisor in assessing the potential of the investments in which the Fund can invest. The Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Market Risk

The risks generally of investing in stocks are commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Prepayment Risk

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-related securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Restricted Securities Risk

It may be difficult to find a buyer for restricted securities. In addition, the selling price for a restricted security may be less than originally anticipated because they may only be sold in privately negotiated transactions.

In addition to the investment strategies described in this Prospectus, the Fund may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information (“SAI”).

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Fund by showing the year-by-year total returns of the Fund’s Class A shares and how the annual performance of the Fund has varied since the Fund’s inception. The bar chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results. The bar chart does not reflect the impact of sales charges. If it did, performance would be less than that shown. Where applicable, the performance information reflects the impact of the Fund’s contractual expense limitation. If Managers Investment Group LLC (the “Investment Manager”) had not agreed to limit expenses, returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS – Class A

Last Seven Full Calendar Years Since Inception*

Best Quarter: 12.48% (4th Quarter 2002)

Worst Quarter: -7.11% (4th Quarter 2000)

*	Inception date: January 2, 1998

The following table illustrates the risks of investing in the Fund by showing how the Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the indices and, where applicable, reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. A description of the indices is included on page 20. As always, the past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/051,2

Class A (inception date: 1/2/98)	1 Year	5 Years	Since Inception
Return Before Taxes	-3.53%	8.12%	5.48%
Return After Taxes on Distributions	-5.76%	8.58%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	-2.32%	8.12%	2.55%
Merrill Lynch High Yield Master Index II3 (before taxes)	2.72%	8.39%	1.92%
Lehman Brothers U.S. Corporate High Yield Index[3] (before taxes)	2.74%	8.85%	N/A

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	Performance reflects the deduction of its maximum sales load. The initial sales charge is waived for shares offered through the ManagersChoice® Program.
[3]	Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEES AND EXPENSES Shareholder Fees (fees paid directly from your investment)	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)	Class A Shares
Management Fees	0.70%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.57%

Total Annual Fund Operating Expenses	1.52%
Fee Waiver and/or Expense Reimbursement[2]	-0.37%

Net Expenses	1.15%

[1]	The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. The initial sales charge is waived for shares offered through the ManagersChoice® Program.
[2]	The Investment Manager has contractually agreed, through at least May 1, 2007, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed the Fund’s contractual expense limitation amount.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$993	$1,323	$2,254

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2007. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

FUND MANAGEMENT

The Fund is a series of the Trust. The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as the investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of J.P. Morgan Investment Management Inc. (“J.P. Morgan”), the subadvisor of the Fund, and, when appropriate, evaluates any new asset managers for the fund family. The Securities and Exchange Commission (“SEC”) has given the Fund an exemptive order permitting it to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager also exercises investment discretion over the cash reserves segment of the Fund.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor. Except for distribution (12b-1) fess, MDI receives no compensation from the Fund for its services as distributor. The Investment Manager or MDI may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

The Investment Manager also provides administrative services to the Fund, including: (i) supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; (ii) supervising the preparation and filing of documents as required by state and federal regulatory agencies; and (iii) management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives administrative service fees of 0.20% annually of the Fund’s average daily net assets. These administrative service fees are included under “Other Expenses” in the Annual Fund Operating Expenses table.

More information on the Fund’s investment strategies and holdings can be found in the current SAI.

MANAGERS HIGH YIELD FUND

Objective

The Fund’s objective is to achieve a high level of current income, with a secondary objective of capital appreciation, by investing in a portfolio of below-investment grade bonds (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s).

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment grade bonds. This policy may be changed only upon 60 days’ written notice to shareholders. The Fund may also invest in any of the following: corporate debt securities and preferred stock; zero-coupon bonds and other deferred interest securities that do not pay periodic interest; mortgage-backed debt securities; asset-backed securities; convertible securities; restricted securities; taxable municipal securities issued by state and local governments; cash or cash equivalents, such as certificates of deposit or money-market funds; money-market instruments, such as bankers’ acceptances, commercial paper and repurchase agreements; securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank and the Student Loan Marketing Association; common stocks; and stocks and bonds of foreign issuers, including issuers in emerging markets. The Fund’s assets are managed by a single Subadvisor. Adhering to strict discipline on when to buy and sell securities, the Subadvisor seeks to achieve the Fund’s objectives by purchasing securities it believes are priced below their true value, the Subadvisor evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis. For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest In This Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns accompanied by the additional risks of below-investment grade securities in your investment portfolio

•	Are comfortable with a high risk investment

•	Are seeking current income

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s website at www.managersinvest.com.

What are you investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. The Fund is not a complete investment program, and there is no guarantee that the Fund will reach its stated goals.

Portfolio Management of the Fund

J.P. Morgan has served as Subadvisor to the Fund since June 2004. J.P. Morgan, located at 522 Fifth Avenue, New York, New York, is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm that manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan managed more than $847 billion. Thomas Hauser and Robert Cook are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Hauser is a Vice President of and a portfolio manager for J.P. Morgan, positions he has held since 2004. Prior to joining J.P. Morgan, he was a Vice President of and a portfolio manager for 40|86 Advisors, Inc. from 2001 to 2004. Prior to joining 40|86 Advisors, Inc., he was a Vice President of and a portfolio manager for Van Kampen Investments. Mr. Cook is a Managing Director of and a portfolio manager for J.P. Morgan, positions he has held since 2004. Prior to joining J.P. Morgan, he was cohead of the fixed income investment process at 40|86 Advisors, Inc. from 1994 to 2004. Additional information regarding other accounts managed by the portfolio managers of the Fund, their compensation and ownership of Fund shares is available in the SAI. The Fund is obligated by its invest-ment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to J.P. Morgan. A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and J.P. Morgan, is available in the Trust’s Semi-Annual Report for the period ended June 30, 2005.

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Fund.

Restricted and Illiquid Securities. The Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

U.S. Government Securities. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S.

Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

When–Issued Securities. The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds. The Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose reports are included in the Fund’s Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

HIGH YIELD FUND	Class A Shares
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.67	$8.46	$7.08	$7.76	$8.20

Income from Investment Operations:
Net investment income	0.57	0.67	0.64	0.80	0.79
Net realized and unrealized gain (loss) on investments	(0.37)	0.19	1.39	(0.70)	(0.41)

Total from investment operations	0.20	0.86	2.03	0.10	0.38

Less Distributions to Shareholders from:
Net investment income	(0.57)	(0.65)	(0.65)	(0.78)	(0.82)

Total distributions to shareholders	(0.57)	(0.65)	(0.65)	(0.78)	(0.82)

Net Asset Value, End of Year	$8.30	$8.67	$8.46	$7.08	$7.76

Total Return[1]	2.37%	10.62%	29.73%	1.85%	4.78%

Ratio of net expenses to average net assets[1]	1.22%	1.40%	1.40%	1.40%	1.40%
Ratio of total expenses to average net assets[1]	1.59%	1.72%	1.63%	1.61%	1.61%
Ratio of net investment income to average net assets	6.64%	7.68%	8.10%	10.86%	9.95%
Portfolio turnover	63%	74%	138%	229%	197%
Net assets at end of year (000’s omitted)	$20,478	$16,612	$24,693	$44,059	$27,712

The following notes should be read in conjunction with the Financial Highlights of the Fund.

[1]	Total return and net investment income for the Fund would have been lower had certain expenses not been offset.

YOUR ACCOUNT

The price at which you purchase and redeem your shares is based on the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Share Classes of Managers High Yield Fund

In addition to the class of shares offered by this Prospectus, the Fund also has Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not available through this prospectus. The Fund’s Institutional Class shares are not subject to the Fund’s distribution plan and therefore are not subject to 12b-1 fees. Note that the Fund’s Institutional Class shares are not available through the ManagersChoice Program. The Fund’s Institutional Class shares are designed to have lower operating expenses than the class of Fund shares offered by this prospectus, but Institutional Class shares do have a higher investment minimum (currently $2,500,000). Call (800) 835-3879 for more information about the Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

Fair Value Policy

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund will use the fair value of a portfolio investment to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3)

a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. Below-investment grade fixed income securities may be susceptible to stale prices. Because the Fund may invest significant portions of its respective assets in below-investment grade income securities, the Board of Trustees has adopted procedures to adjust prices of below-investment grade securities judged to be stale so that they reflect fair value. An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Minimum Investments in the Fund

Cash investments in the Fund must be in U.S. dollars. Third-party and “starter checks” are not accepted for the initial investment in the Fund or for any additional investments.

The following table provides the minimum initial and additional investments in the Fund:

ManagersChoice® Program Only	Initial Investment	Additional Investment
Regular Accounts	$50,000	$500
IRA Accounts	$50,000	$500

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; and current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father/mother-in-law, sister/brother-in-law, daughter/son-in-law, nieces, nephews and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

MANAGERSCHOICE®

ManagersChoice® Program

ManagersChoice® is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments primarily in various funds in The Managers Family of Funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www. managersinvest.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

About 12b-1 Fees

The Fund has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay fees for the sale and distribution of its shares and for servicing shareholders. 12b-1 fees paid to the Distributor may be used to cover the Fund’s sales, marketing and promotional expenses. Because they are paid out of the Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted Distribution and Service Plans (12b-l Plans) for Class A shares to compensate the Distributor for its distribution and marketing services and for servicing of shareholder accounts. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment. Fees paid to the Distributor may not exceed 0.25% annually of the Fund’s average daily net assets.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund once you have established an account with the Trust, of which the Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

Instructions
By Mail

To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to:

Managers

c/o PFPC, Inc.

PO Box 61204

King of Prussia, PA 19406-0851

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Portfolio name on your check.

By Telephone	After establishing this option on your account, call a client service representative at (800) 358-7668.

By Wire	Call the Fund at (800) 358-7668. Please be aware that your bank may charge you a fee for this service.

By Internet	Not available.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Instructions

By Mail	Write a letter of instruction containing:

• the name of the Portfolio(s) • dollar amount or number of shares to be redeemed

• your name • your account number(s)

• signature of all account owners

and mail the written instructions to Managers, c/o PFPC, Inc., PO Box 61204 King of Prussia, PA 19406-0851

By Telephone	After establishing this option on your account, call a client service representative at (800) 358-7668. Telephone Redemptions are available only for redemptions which are below $50,000 per Fund or $100,000 per Portfolio.

By Internet	Not available.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

All redemptions greater than $100,000 per Portfolio must be in writing and require a medallion guarantee. A medallion guarentee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA).

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund or another fund in the Managers Family of Funds. You can elect to receive cash.

Automatic Investments allow you to make automatic deductions from a designated bank account.

Automatic Redemptions allow you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

ManagersChoice Statement Fee An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of Managers Investment Group LLC.

The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for Class A shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. The value of the shares you are exchanging must meet the minimum purchase requirement of the fund you are exchanging them for. There may, however, be tax consequences resulting from these exchanges. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange, you do so on the same terms and conditions as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

To reduce the volume of mail you receive and minimize the cost to the Fund, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at (800) 835-3879, or write to us at the address listed above, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

OPERATING POLICIES

The Fund will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, establish one or more additional classes of shares of the Fund with different preferences, privileges, and expenses.

The Fund reserves the right to:

•	redeem an account if the value of the account falls below $50,000 with respect to Class A shares;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse an exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion based on a case-by- case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the exchange privilege upon 60 days advance notice to shareholders or impose fees in connection with exchanges or redemptions.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the bonds in which it invests tend to be less liquid and their prices more volatile than those of other fixed income securities. As a result, the Fund may be a target for investors who believe that these securities present price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s Transfer Agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness or ability of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are normally declared and paid annually. Capital gain distributions, if any, are normally declared and paid annually in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local and foreign tax consequences to you of your investment in the Fund based upon your particular circumstances.

Distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owns or is considered to have owned for one year or less will be taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

The Fund’s investment in certain debt instruments and the Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. If and when the Fund is eligible to elect to “pass through” to you foreign income taxes that it pays and so elects, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	Fail to provide a social security number or taxpayer identification number;

•	Fail to certify that their social security number or taxpayer identification number is correct; or

•	Fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

DESCRIPTION OF INDICES

Merrill Lynch High Yield Master Index II

The Merrill Lynch High Yield Master Index II is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

Lehman Brothers U.S. Corporate High Yield Index

The U.S. High-Yield Index covers the universe of fixed-rate, non-investment-grade debt. The index was introduced in January 1986, with historical data available from January 1983. Lehman Brothers began publishing returns for this index on a daily basis from September 1, 1998.

ADDITIONAL INFORMATION

Additional information about the Fund and its investments is available in the Fund’s SAI and Annual and Semi-Annual Reports, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-835-3879

By Mail:	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

On the Internet:	Electronic copies are available on our website at www.managersinvest.com

In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. Information about the Fund including the Fund’s current SAI and Annual and Semi-Annual Reports is on file with the SEC. The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus. Reports and other information about the Fund are also available on the EDGAR database of the SEC’s website at http://www.sec. gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-551-8090). Information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-06431